EXHIBIT 99

275 West Federal Street

Youngstown, Ohio 44503-1203

FOR IMMEDIATE RELEASE

Media Contact:	Investor Contact:
Kathy Bushway	Gary M. Small
Senior Vice President, Marketing	President and Chief Executive Officer
Home Savings Bank	United Community Financial Corp.
(330) 742-0638	(330) 742-0472
kbushway@homesavings.com

UCFC ANNOUNCES STRONG EARNINGS FOR THE THIRD QUARTER AND

A DIVIDEND OF $0.07 PER COMMON SHARE

YOUNGSTOWN, Ohio (October 16, 2018) – United Community Financial Corp. (Company) (NASDAQ: UCFC), parent company of Home Savings Bank (Home Savings), announced today net income of $9.5 million and diluted earnings per share (“EPS”) of $0.190, a 25.8% improvement over the $0.151 per common share reported for the quarter ended September 30, 2017.

Third quarter 2018 highlights:

•	Total loans, net growth of 10.3% over the last twelve months, and 2.3% on a linked quarter basis

•	Monthly average customer deposit growth of 9.6% over the last twelve months

•	Total revenue up by 2.3% on a linked quarter basis

•	Efficiency Ratio of 57.3%

•	ROA of 1.37%, ROE of 12.25% and ROTE of 13.28%

•	Dividend of $0.07 per common share declared

Gary M. Small President and Chief Executive Officer of the Company commented, “Home Savings’ strong quarterly performance reflected the continued favorable economic and business environment experienced in each of the markets we serve. We delivered excellent loan and solid revenue growth creating positive operating leverage for the organization…a winning formula. While the interest rate environment and trade/tariff issues create uncertainty, I believe our balanced business approach and the strength of our client base will serve us very well in the future.”

Strong Loan and Deposit Growth

Total loans, net grew $201.2 million, or 10.3%, during the previous twelve months ended September 30, 2018, and $49.2 million, or 2.3% compared to the previous quarter. At September 30, 2018, total net loans aggregated $2.15 billion.

Home Savings has produced excellent results within all lending categories. The increase in total loans for the period was driven by an increase in commercial loans, which grew $140.7 million, or 17.8%, over the last twelve months and $31.0 million, or 3.4%, versus June 30, 2018. Mortgage loans increased $40.1 million, or 4.4%, over the previous twelve months and increased $19.8 million, or 2.1%, during the past three months. Consumer loans increased $19.4 million, or 7.4%, since September 30, 2017 and remained consistent with the prior quarter.

Monthly average customer deposits (which exclude brokered certificates of deposit) increased 9.6% from September 30, 2017 and remained consistent on a linked quarter basis. Average customer deposit growth in the third quarter was muted by seasonality associated with one large, public fund deposit. This relationship historically experiences a high point in the deposit level during the second quarter with decreasing balances through the end of the calendar year. The growth in average customer deposits was driven by increases in non-interest bearing accounts of 13.6% over the past twelve months and an increase of 2.4% over the past three months. Average business deposits continue to rise, increasing 21.9% over the past twelve months and 6.2% over the past three months.

Net Interest Margin

The net interest margin was 3.33% for the three months ended September 30, 2018 compared to 3.36% for the previous quarter. This change is the result of several factors. First, the slowing of the recognition of loan and deposit marks from the 2017 acquisition accounted for one basis point of the decline. Also, the continued flattening of the yield curve during the third quarter put pressure on spreads. Finally, short-term LIBOR rates did not move in advance of the Federal Reserve Bank increasing rates at the end of September, as has occured previously, resulting in lower loan yields than expected. The Company expects the delayed increase seen in LIBOR to favorably impact net interest margin during the fourth quarter. Adjustments made during the quarter resulted in a positive margin trend within the period.

Excluding the impact of purchase accounting yield adjustments, the net interest margin would have been 3.27%, or six basis points lower than the 3.33% reported, for the quarter ended September 30, 2018.

Nonperforming Loans to Total Loans Ratio Continued to Decrease during the Third Quarter

Asset quality remained very strong during the third quarter. The Company’s level of nonperforming loans and classified assets all improved during the quarter. Net chargeoffs for the quarter were 6.1 basis points of average loans. Additionally, over the past three months, the ratio of the allowance for loan losses as a percent of nonperforming loans has increased from 198.4% to 235.43% at September 30, 2018. Nonperforming loans to total loans, net at September 30, 2018 declined to 0.42%. Nonperforming assets declined $5.7 million to 0.36% of total assets.

The Company recognized a provision for loan losses of $251,000 for the third quarter of 2018, which was up $389,000 in comparison to the previous quarter. Loan growth offset by continued asset quality improvements and an improved credit environment has impacted the provision level. As of September 30, 2018, the Company’s allowance for loan losses to total loans was 0.98%, versus 1.01% at June 30, 2018.

Loans acquired through the acquisition during the first quarter of 2017 were recorded at fair value. When combining the remaining fair value adjustment of $2.6 million and the Company’s allowance, the combined coverage as a percentage of total loans is 1.10%.

Non-Interest Income

Non-interest income increased 5.0% or $294,000 to $6.1 million on a linked quarter basis. During this same time period, the Company did see an increase of 16.9% in mortgage banking income. Additionally a 6.2% increase in agency income, a 13.0% increase in brokerage income, a 7.3% increase in deposit related fees and finally, a 2.1% increase in trust fees offset a 15% seasonal decrease in card fees. As experienced industry-wide, market conditions continue to impact the margin on salable loans. Also impacting the comparison negatively was the fact no security gains were recognized in the third quarter 2018.

At the end of the third quarter, trust assets under management and advisory totaled $775 million.

Non-Interest Expense

Non-interest expense was $15.8 million for the third quarter of 2018 compared to $15.5 million for the same quarter last year, an increase of $308,000, or 2.0%. This increase is reflective of digital banking expansion and additional incentive compensation resulting from increased loan production. The Company’s efficiency ratio remains consistent at 57.3%, compared to the prior quarter.

Effective Tax Rate

The Company’s effective tax rate on an FTE basis for the three months ended September 30, 2018 was 19.5% compared to 30.3% for the three months ended September 30, 2017. The decline was due to the enactment of tax legislation at the end of the year.

Dividend to be Paid

On October 16, 2018, the Board of Directors declared a quarterly cash dividend of $0.07 per common share payable November 9, 2018 to shareholders of record October 26, 2018.

Conference Call

United Community Financial Corp. will host an earnings conference call on Wednesday, October 17, 2018, at 10:00 a.m. ET, to provide an overview of the Company’s third quarter 2018 results and highlights. The conference call may be accessed by calling 1-877-272-7661 ten minutes prior to the start time. Please ask to be joined into the United Community Financial Corp. (UCFC) call. Additionally, a live webcast may be accessed from the Company’s website ir.ucfconline.com. Click on 3rd Quarter 2018 Conference Call on our corporate profile page to join the webcast.

United Community Financial Corp.

Home Savings is a wholly owned subsidiary of the Company and operates retail banking offices and loan production centers in Ohio, western Pennsylvania and West Virginia. Additional information on the Company, Home Savings and James & Sons Insurance may be found on the Company’s web site: ir.ucfconline.com.

###

When used in this press release, the words or phrases “believes,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project”, “will have”, “can expect” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including changes in economic conditions in the Company’s market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company’s market area and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company advises readers that the factors listed above could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake, and specifically disclaims any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

UNITED COMMUNITY FINANCIAL CORP.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	September 30,	December 31,
	2018	2017	F/(U)
	(Dollars in thousands)
Assets:
Cash and deposits with banks	$31,042	$34,365	-9.7%
Federal funds sold	23,223	12,515	85.6%

Total cash and cash equivalents	54,265	46,880	15.8%
Securities:
Available for sale, at fair value	242,106	270,561	-10.5%
Held to maturity (fair value of $74,812 and $82,126, respectively)	78,700	82,911	-5.1%
Loans held for sale, at lower of cost or market	—	211	-100.0%
Loans held for sale, at fair value	95,235	83,541	14.0%
Loans, net of allowance for loan losses of $21,332 and $21,202	2,148,942	1,999,877	7.5%
Federal Home Loan Bank stock, at cost	19,144	19,324	-0.9%
Premises and equipment, net	21,449	22,094	-2.9%
Accrued interest receivable	8,551	8,190	4.4%
Real estate owned and other repossessed assets	907	1,253	-27.6%
Goodwill	20,221	20,221	0.0%
Core deposit intangible	1,686	1,934	-12.8%
Customer list intangible	2,259	2,060	9.7%
Cash surrender value of life insurance	63,789	62,488	2.1%
Other assets	31,929	28,360	12.6%

Total assets	$2,789,183	$2,649,905	5.3%

Liabilities and Shareholders’ Equity
Liabilities:
Deposits:
Interest bearing	$1,553,204	$1,445,293	7.5%
Noninterest bearing	383,535	354,970	8.0%

Customer deposits	1,936,739	1,800,263	7.6%
Brokered deposits	415,737	156,476	165.7%

Total deposits	2,352,476	1,956,739	20.2%
Borrowed funds:
Federal Home Loan Bank advances
Long-term advances	49,025	48,536	1.0%
Short-term advances	46,000	308,000	-85.1%

Total Federal Home Loan Bank advances	95,025	356,536	-73.3%
Repurchase agreements and other	238	197	20.8%

Total borrowed funds	95,263	356,733	-73.3%
Advance payments by borrowers for taxes and insurance	16,494	25,038	-34.1%
Accrued interest payable	1,177	1,097	7.3%
Accrued expenses and other liabilities	17,730	16,033	10.6%

Total liabilities	2,483,140	2,355,640	5.4%

Shareholders’ Equity:
Preferred stock-no par value; 1,000,000 shares authorized and no shares outstanding	—	—	0.0%
Common stock-no par value; 499,000,000 shares authorized; 54,138,910 shares issued and 49,922,514 and 49,800,126 shares, respectively, outstanding	177,412	177,458	0.0%
Retained earnings	186,000	167,852	10.8%
Accumulated other comprehensive loss	(25,783)	(18,685)	38.0%
Treasury stock, at cost, 4,216,396 and 4,338,784 shares, respectively	(31,586)	(32,360)	-2.4%

Total shareholders’ equity	306,043	294,265	4.0%

Total liabilities and shareholders’ equity	$2,789,183	$2,649,905	5.3%

UNITED COMMUNITY FINANCIAL CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended				For the Nine Months Ended
	September 30,	September 30,			September 30,	September 30,
	2018	2017	Variance	F/(U)	2018	2017	Variance	F/(U)
	(Dollars in thousands, except per share data)
Interest income
Loans	$24,031	$20,697	$3,334	16.1%	$70,065	$58,266	$11,799	20.3%
Loans held for sale	1,264	882	382	43.3%	3,134	2,415	719	29.8%
Securities:
Available for sale, nontaxable	333	416	(83)	-20.0%	1,077	1,252	(175)	-14.0%
Available for sale, taxable	1,176	1,276	(100)	-7.8%	3,584	4,357	(773)	-17.7%
Held to maturity, nontaxable	69	49	20	40.8%	181	163	18	11.0%
Held to maturity, taxable	374	424	(50)	-11.8%	1,194	1,343	(149)	-11.1%
Federal Home Loan Bank stock dividends	289	253	36	14.2%	843	694	149	21.5%
Other interest earning assets	154	51	103	202.0%	323	171	152	88.9%

Total interest income	27,690	24,048	3,642	15.1%	80,401	68,661	11,740	17.1%
Interest expense
Deposits	5,044	2,226	(2,818)	-126.6%	11,931	5,834	(6,097)	-104.5%
Federal Home Loan Bank advances	1,023	1,315	292	22.2%	4,019	3,334	(685)	-20.5%
Repurchase agreements and other	—	4	4	100.0%	—	20	20	100.0%

Total interest expense	6,067	3,545	(2,522)	-71.1%	15,950	9,188	(6,762)	-73.6%

Net interest income	21,623	20,503	1,120	5.5%	64,451	59,473	4,978	8.4%
Taxable equivalent adjustment	84	224	(140)	-62.5%	271	690	(419)	-60.7%

Net interest income (FTE) (1)	21,707	20,727	980	4.7%	64,722	60,163	4,559	7.6%
Provision for loan losses	251	721	470	65.2%	520	3,038	2,518	82.9%

Net interest income after provision for loan losses (FTE)	21,456	20,006	1,450	7.2%	64,202	57,125	7,077	12.4%

Non-interest income
Insurance agency income	545	509	36	7.1%	1,635	1,454	181	12.4%
Brokerage income	339	271	68	25.1%	911	894	17	1.9%
Service fees and other charges:
Deposit related fees	1,494	1,499	(5)	-0.3%	4,186	4,200	(14)	-0.3%
Mortgage servicing fees	821	760	61	8.0%	2,446	2,225	221	9.9%
Mortgage servicing rights valuation	(6)	(10)	4	-40.0%	(17)	(15)	2	-13.3%
Mortgage servicing rights amortization	(477)	(491)	14	-2.9%	(1,519)	(1,426)	93	-6.5%
Other service fees	26	21	5	23.8%	125	83	42	50.6%
Net gains (losses):
Securities available for sale	—	236	(236)	-100.0%	233	566	(333)	-58.8%
Mortgage banking income	1,409	1,688	(279)	-16.5%	3,972	5,128	(1,156)	-22.5%
Real estate owned and other repossessed assets charges, net	(45)	(73)	28	-38.4%	(236)	(143)	93	-65.0%
Debit/credit card fees	1,000	971	29	3.0%	3,126	3,220	(94)	-2.9%
Trust fee income	483	449	34	7.6%	1,425	1,151	274	23.8%
Other income	557	475	82	17.3%	1,530	1,442	88	6.1%

Total non-interest income	6,146	6,305	(159)	-2.5%	17,817	18,779	(962)	-5.1%

Non-interest expense
Salaries and employee benefits	9,107	8,736	(371)	-4.2%	28,042	26,460	(1,582)	-6.0%
Occupancy	1,094	1,013	(81)	-8.0%	3,144	2,920	(224)	-7.7%
Equipment and data processing	2,032	2,303	271	11.8%	6,558	6,688	130	1.9%
Financial institutions tax	495	348	(147)	-42.2%	1,486	1,348	(138)	-10.2%
Advertising	340	285	(55)	-19.3%	865	674	(191)	-28.3%
Amortization of intangible assets	128	113	(15)	-13.3%	373	308	(65)	-21.1%
FDIC insurance premiums	294	301	7	2.3%	872	829	(43)	-5.2%
Other insurance premiums	85	115	30	26.1%	303	336	33	9.8%
Professional fees:
Legal fees	356	156	(200)	-128.2%	802	569	(233)	-40.9%
Other professional fees	651	666	15	2.3%	1,541	1,606	65	4.0%
Supervisory fees	34	—	(34)	0.0%	118	—	(118)	-100.0%
Real estate owned and other repossessed asset expenses	25	33	8	24.2%	95	118	23	19.5%
Acquisition related expenses	—	—	—	0.0%	—	4,962	4,962	100.0%
Other expenses	1,131	1,395	264	18.9%	3,703	4,112	409	9.9%

Total non-interest expenses	15,772	15,464	(308)	-2.0%	47,902	50,930	3,028	5.9%

Income before income taxes	11,830	10,847	983	9.1%	34,117	24,974	9,143	36.6%
Taxable equivalent adjustment	84	224	140	62.5%	271	690	419	60.7%
Income tax expense	2,217	3,067	850	27.7%	6,220	7,001	781	11.2%

Net income	$9,529	$7,556	$1,973	26.1%	$27,626	$17,283	$10,343	59.8%

Earnings per common share:
Basic	$0.191	$0.152	$0.039	25.7%	$0.554	$0.350	$0.204	58.3%
Diluted	0.190	0.151	0.039	25.8%	0.551	0.347	0.204	58.8%

(1)	Net interest income is also presented on a fully taxable equivalent (FTE) basis, the Company believes this non-GAAP measure is the preferred industry measurement for this item.

UNITED COMMUNITY FINANCIAL CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended
	September 30,	June 30,
	2018	2018	Variance	F/(U)
	(Dollars in thousands, except per share data)
Interest income
Loans	$24,031	$23,275	$756	3.2%
Loans held for sale	1,264	1,012	252	24.9%
Securities:
Available for sale, nontaxable	333	356	(23)	-6.5%
Available for sale, taxable	1,176	1,193	(17)	-1.4%
Held to maturity, nontaxable	69	61	8	13.1%
Held to maturity, taxable	374	398	(24)	-6.0%
Federal Home Loan Bank stock dividends	289	274	15	5.5%
Other interest earning assets	154	92	62	67.4%

Total interest income	27,690	26,661	1,029	3.9%
Interest expense
Deposits	5,044	3,790	(1,254)	-33.1%
Federal Home Loan Bank advances	1,023	1,576	553	35.1%
Repurchase agreements and other	—	—	—	0.0%

Total interest expense	6,067	5,366	(701)	-13.1%

Net interest income	21,623	21,295	328	1.5%
Taxable equivalent adjustment	84	90	(6)	-6.7%

Net interest income (FTE) (1)	21,707	21,385	322	1.5%
Provision for loan losses	251	(138)	(389)	281.9%

Net interest income after provision for loan losses (FTE)	21,456	21,523	(67)	-0.3%

Non-interest income
Insurance agency income	545	513	32	6.2%
Brokerage income	339	300	39	13.0%
Service fees and other charges:
Deposit related fees	1,494	1,392	102	7.3%
Mortgage servicing fees	821	813	8	1.0%
Mortgage servicing rights valuation	(6)	(20)	14	-70.0%
Mortgage servicing rights amortization	(477)	(542)	65	-12.0%
Other service fees	26	61	(35)	-57.4%
Net gains (losses):
Securities available for sale	—	94	(94)	-100.0%
Mortgage banking income	1,409	1,205	204	16.9%
Real estate owned and other repossessed assets charges, net	(45)	(113)	68	-60.2%
Debit/credit card fees	1,000	1,177	(177)	-15.0%
Trust fee income	483	473	10	2.1%
Other income	557	499	58	11.6%

Total non-interest income	6,146	5,852	294	5.0%

Non-interest expense
Salaries and employee benefits	9,107	8,937	(170)	-1.9%
Occupancy	1,094	950	(144)	-15.2%
Equipment and data processing	2,032	2,372	340	14.3%
Financial institutions tax	495	495	—	0.0%
Advertising	340	290	(50)	-17.2%
Amortization of intangible assets	128	132	4	3.0%
FDIC insurance premiums	294	288	(6)	-2.1%
Other insurance premiums	85	109	24	22.0%
Professional fees:
Legal fees	356	147	(209)	-142.2%
Other professional fees	651	499	(152)	-30.5%
Supervisory fees	34	42	8	0.0%
Real estate owned and other repossessed asset expenses	25	34	9	26.5%
Acquisition related expenses	—	—	—	0.0%
Other expenses	1,131	1,235	104	8.4%

Total non-interest expenses	15,772	15,530	(242)	-1.6%

Income before income taxes	11,830	11,845	(15)	-0.1%
Taxable equivalent adjustment	84	90	6	6.7%
Income tax expense	2,217	2,214	(3)	-0.1%

Net income	$9,529	$9,541	$(12)	-0.1%

Earnings per common share:
Basic	$0.191	$0.191	$—	0.0%
Diluted	0.190	0.190	—	0.0%

(1)	Net interest income is also presented on a fully taxable equivalent (FTE) basis, the Company believes this non-GAAP measure is the preferred industry measurement for this item.

UNITED COMMUNITY FINANCIAL CORP.

CONSOLIDATED AVERAGE BALANCES

(Unaudited)

	For the three months ended
	September 30, 2018			June 30, 2018			September 30, 2017
	Average	Interest		Average	Interest		Average	Interest
	outstanding	earned/	Yield/	outstanding	earned/	Yield/	outstanding	earned/	Yield/
	balance	paid	rate	balance	paid	rate	balance	paid	rate
	(Dollars in thousands)
Interest earning assets:
Net loans (1)	$2,115,227	$24,031	4.54%	$2,075,307	$23,275	4.49%	$1,906,786	$20,699	4.34%
Loans held for sale	111,295	1,264	4.51%	91,836	1,012	4.42%	88,854	882	3.97%

Total loans, net	2,226,522	25,295	4.54%	2,167,143	24,287	4.48%	1,995,640	21,581	4.33%
Securities:
Available for sale-taxable	204,924	1,176	2.30%	207,908	1,193	2.30%	224,927	1,276	2.27%
Available for sale-nontaxable (2)	48,370	400	3.31%	50,710	429	3.38%	59,057	611	4.14%
Held to maturity-taxable	67,979	374	2.20%	70,406	398	2.26%	77,947	424	2.18%
Held to maturity-nontaxable (2)	12,215	86	2.82%	11,265	78	2.77%	9,239	76	3.29%

Total securities	333,488	2,036	2.44%	340,289	2,098	2.47%	371,170	2,387	2.57%
Federal Home Loan Bank stock	19,160	289	6.03%	19,324	274	5.67%	19,324	253	5.24%
Other interest earning assets	30,140	154	2.03%	23,831	92	1.55%	18,881	51	1.08%

Total interest earning assets	2,609,310	27,774	4.26%	2,550,587	26,751	4.20%	2,405,015	24,272	4.04%
Non-interest earning assets	177,553			174,270			185,773

Total assets	$2,786,863			$2,724,857			$2,590,788

Interest bearing liabilities:
Deposits:
Checking accounts	$635,705	1,026	0.64%	$638,910	948	0.60%	$591,982	468	0.32%
Savings accounts	303,247	27	0.04%	307,250	26	0.03%	308,829	28	0.04%
Certificates of deposit
Customer certificates of deposit	618,545	2,457	1.58%	608,079	2,143	1.41%	526,697	1,333	1.01%
Brokered certificates of deposit	327,120	1,534	1.86%	164,400	673	1.64%	135,956	397	1.17%

Total certificates of deposit	945,665	3,991	1.67%	772,479	2,816	1.46%	662,653	1,730	1.04%

Total interest bearing deposits	1,884,617	5,044	1.06%	1,718,639	3,790	0.88%	1,563,464	2,226	0.57%
Federal Home Loan Bank advances
Long-term advances	48,976	413	3.35%	48,799	493	4.05%	48,212	388	3.22%
Short-term advances	120,880	610	2.00%	236,747	1,083	1.83%	310,152	927	1.20%

Total Federal Home Loan Bank advances	169,856	1,023	2.39%	285,546	1,576	2.21%	358,364	1,315	1.47%
Repurchase agreements and other	213	—	0.00%	195	—	0.00%	6,483	4	0.25%

Total borrowed funds	170,069	1,023	2.39%	285,741	1,576	2.21%	364,847	1,319	1.45%

Total interest bearing liabilities	$2,054,686	6,067	1.17%	$2,004,380	5,366	1.07%	$1,928,311	3,545	0.74%

Non-interest bearing liabilities
Total noninterest bearing deposits	382,044			376,905			337,067
Other noninterest bearing liabilities	39,075			39,839			35,576

Total noninterest bearing liabilities	421,119			416,744			372,643

Total liabilities	$2,475,805			$2,421,124			$2,300,954
Shareholders’ equity	311,058			303,733			289,834

Total liabilities and equity	$2,786,863			$2,724,857			$2,590,788

Net interest income and interest rate spread		$21,707	3.09%		$21,385	3.12%		$20,727	3.30%

Net interest margin			3.33%			3.36%			3.45%
Average interest earning assets to average interest bearing liabilities			126.99%			127.25%			124.72%

Interest bearing deposits
Checking accounts	$635,705	$1,026	0.64%	$638,910	$948	0.60%	$591,982	$468	0.32%
Savings accounts	303,247	27	0.04%	307,250	26	0.03%	308,829	28	0.04%
Customer certificates of deposit	618,545	2,457	1.58%	608,079	2,143	1.41%	526,697	1,333	1.01%

Total interest bearing customer deposits	1,557,497	3,510	0.90%	1,554,239	3,117	0.80%	1,427,508	1,829	0.51%
Brokered certificates of deposit	327,120	1,534	1.86%	164,400	673	1.64%	135,956	397	1.17%

Total interest bearing deposits	1,884,617	5,044	1.06%	1,718,639	3,790	0.88%	1,563,464	2,226	0.57%
Noninterest bearing deposits	382,044	—	0.00%	376,905	—	0.00%	337,067	—	0.00%

Total average deposits and cost of deposits	$2,266,661	$5,044	0.89%	$2,095,544	$3,790	0.72%	$1,900,531	$2,226	0.47%
Other interest bearing liabilities
Federal Home Loan Bank advances
Long term advances	$48,976	$413	3.35%	$48,799	$493	4.05%	$48,212	$388	3.22%
Short term advances	120,880	610	2.00%	236,747	1,083	1.83%	310,152	927	1.20%

Total Federal Home Loan Bank advances	169,856	1,023	2.39%	285,546	1,576	2.21%	358,364	1,315	1.47%
Repurchase agreements and other	213	—	0.00%	195	—	0.00%	6,483	4	0.25%

Total borrowed funds	170,069	1,023	2.39%	285,741	1,576	2.21%	364,847	1,319	1.45%

Total average deposits and other interest bearing liabilities and total cost of funds	$2,436,730	$6,067	1.00%	$2,381,285	$5,366	0.90%	$2,265,378	$3,545	0.63%

Customer deposits interest bearing and noninterest bearing	$1,939,541	$3,510	0.72%	$1,931,144	$3,117	0.65%	$1,764,575	$1,829	0.41%
Brokered deposits	327,120	1,534	1.86%	164,400	673	1.64%	135,956	397	1.17%
Total borrowings	170,069	1,023	2.39%	285,741	1,576	2.21%	364,847	1,319	1.45%
Cost of funds	2,436,730	6,067	1.00%	2,381,285	5,366	0.90%	2,265,378	3,545	0.63%

(1)	Nonaccrual loans are included in the average balance at a yield of 0%.
(2)	Yields are on a fully taxable equivalent basis.

UNITED COMMUNITY FINANCIAL CORP.

SELECTED FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the quarters ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	(Dollars in thousands, except per share data)
Financial Data
Total assets	$2,789,183	$2,770,558	$2,690,707	$2,649,905	$2,602,365
Total loans, net	2,148,942	2,099,781	2,061,443	1,999,877	1,947,695
Total securities	320,806	328,924	338,593	353,472	360,371
Total deposits	2,352,476	2,135,345	2,066,978	1,956,739	1,938,699
Average interest-bearing deposits	1,884,617	1,718,639	1,644,165	1,598,922	1,563,464
Average noninterest-bearing deposits	382,044	376,905	375,142	355,225	337,067
Total shareholders’ equity	306,043	301,484	296,195	294,265	291,851
Net interest income	21,623	21,295	21,533	20,880	20,503
Net interest income (FTE) (1)	21,707	21,385	21,630	21,101	20,727
Provision (recovery) for loan losses	251	(138)	407	1,215	721
Noninterest income	6,146	5,852	5,819	6,460	6,305
Noninterest expense	15,772	15,530	16,600	17,329	15,464
Income tax expense	2,217	2,214	1,789	4,294	3,067
Net income	9,529	9,541	8,556	4,502	7,556

Share Data
Basic earnings per common share	$0.191	$0.191	$0.172	$0.090	$0.152
Diluted earnings per common share	0.190	0.190	0.171	0.090	0.151
Book value per common share	6.13	6.04	5.94	5.90	5.87
Tangible book value per common share	5.65	5.56	5.45	5.41	5.38
Market value per common share	9.67	10.99	9.86	9.13	9.60

Common shares outstanding at end of period	49,923	49,904	49,882	49,800	49,758
Weighted average shares outstanding—basic	49,683	49,694	49,611	49,497	49,460
Weighted average shares outstanding—diluted	49,947	49,944	49,885	49,827	49,851

Key Ratios
Return on average assets (ROA) (2)	1.37%	1.40%	1.28%	0.68%	1.17%
Return on average equity (ROE)(3)	12.25%	12.56%	11.44%	6.09%	10.43%
Return on tangible equity (ROTE)(4)	13.28%	13.65%	12.44%	6.62%	11.35%
Net interest margin	3.33%	3.36%	3.47%	3.43%	3.45%
Efficiency ratio	57.30%	57.75%	60.20%	63.73%	57.13%
Nonperforming loans to net loans, end of period	0.42%	0.51%	0.59%	0.59%	0.62%
Nonperforming assets to total assets, end of period	0.36%	0.57%	0.65%	0.64%	0.75%
Allowance for loan loss as a percent of loans, end of period	0.98%	1.01%	1.04%	1.05%	1.04%
Delinquent loans to total net loans, end of period	0.69%	0.67%	0.81%	0.86%	0.89%

(1)	Net interest income is presented on a fully taxable equivalent (FTE) basis, the Company believes this non-GAAP measure is the preferred industry measurement for this item
(2)	Net income divided by average total assets
(3)	Net income divided by average total equity
(4)	Net income divided by average total equity, minus average intangible assets

UNITED COMMUNITY FINANCIAL CORP.

SELECTED FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the quarters ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	(Dollars in thousands)
Loan Portfolio Composition
Commercial loans
Multi-family	$139,938	$141,004	$137,836	$120,480	$126,977
Owner/nonowner occupied commercial real estate	408,938	396,624	384,533	381,611	366,747
Land	16,129	16,887	15,452	15,162	13,666
Construction	132,961	127,691	134,181	116,863	108,105
Commercial and industrial	233,801	218,611	201,132	188,500	175,581

Total	931,767	900,817	873,134	822,616	791,076
Residential mortgage loans
Real estate	909,626	888,583	882,873	870,939	851,863
Construction	39,396	40,623	42,453	49,092	57,081

Total	949,022	929,206	925,326	920,031	908,944
Consumer loans
Consumer	283,108	284,909	279,110	273,494	263,692

Total	283,108	284,909	279,110	273,494	263,692

Total loans	2,163,897	2,114,932	2,077,570	2,016,141	1,963,712
Less:
Allowance for loan losses	21,332	21,405	21,610	21,202	20,555
Deferred loan costs, net	(6,377)	(6,254)	(5,483)	(4,938)	(4,538)

Total	14,955	15,151	16,127	16,264	16,017

Total loans, net	2,148,942	2,099,781	2,061,443	1,999,877	1,947,695
Loans held for sale, net	95,235	107,701	79,292	83,752	84,545

Total loans	$2,244,177	$2,207,482	$2,140,735	$2,083,629	$2,032,240

	At or for the quarters ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	(Dollars in thousands)
Deposit Portfolio Composition
Checking accounts
Interest bearing checking accounts	$140,722	$138,812	$140,740	$170,478	$173,171
Non-interest bearing checking accounts	383,535	383,082	376,904	354,970	343,146

Total checking accounts	524,257	521,894	517,644	525,448	516,317
Savings accounts	300,007	306,283	308,025	301,716	307,169
Money market accounts	489,668	502,560	483,840	424,234	418,294

Total non-time deposits	1,313,932	1,330,737	1,309,509	1,251,398	1,241,780
Certificates of deposit less than or equal to $250,000	977,588	744,770	704,147	651,255	617,839
Certificates of deposit greater than $250,000	60,956	59,838	53,322	54,086	79,080

Total certificates of deposit	1,038,544	804,608	757,469	705,341	696,919

Total deposits	$2,352,476	$2,135,345	$2,066,978	$1,956,739	$1,938,699

UNITED COMMUNITY FINANCIAL CORP.

SELECTED FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the quarters ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	(Dollars in thousands)
Allowance For Loan Losses
Beginning balance	$21,405	$21,610	$21,202	$20,555	$19,660
Provision	251	(138)	407	1,215	721
Net (chargeoffs) recoveries	(324)	(67)	1	(568)	174

Ending balance	$21,332	$21,405	$21,610	$21,202	$20,555

	At or for the quarters ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	(Dollars in thousands)
Net Recoveries (Charge-offs)
Commercial loans
Multi-family	$4	$9	$6	$(126)	$(4)
Owner/nonowner occupied commercial real estate	12	29	40	23	39
Land	150	—	—	—	—
Construction	11	10	7	—	—
Commercial and industrial	(275)	(72)	104	(90)	314

Total	(98)	(24)	157	(193)	349
Residential mortgage loans
Real estate	(141)	(14)	(66)	(257)	(291)
Construction	—	—	—	—	—

Total	(141)	(14)	(66)	(257)	(291)
Consumer loans
Consumer	(85)	(29)	(90)	(118)	116

Total	(85)	(29)	(90)	(118)	116

Total net chargeoffs	$(324)	$(67)	$1	$(568)	$174

	At or for the quarters ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	(Dollars in thousands)
Nonperforming Loans
Commercial loans
Multi-family	$275	$275	$275	$275	$402
Owner/nonowner occupied commercial real estate	1,101	1,111	1,206	1,218	1,234
Land	—	—	9	9	9
Construction	—	—	—	—	—
Commercial and industrial	1,489	1,475	1,459	1,505	234

Total	2,865	2,861	2,949	3,007	1,879
Residential mortgage loans
Real estate	4,426	6,146	7,045	6,076	6,627
Construction	—	—	—	—	—

Total	4,426	6,146	7,045	6,076	6,627
Consumer loans
Consumer	1,770	1,783	2,180	2,620	2,332

Total	1,770	1,783	2,180	2,620	2,332

Total nonperforming loans	$9,061	$10,790	$12,174	$11,703	$10,838

Total Nonperforming Loans and Nonperforming Assets
Past due 90 days and on nonaccrual status	$8,200	$8,395	$8,326	$8,620	$7,634
Past due 90 days and still accruing	—	—	—	—	8

Past due 90 days	8,200	8,395	8,326	8,620	7,642
Past due less than 90 days and on nonaccrual	861	2,395	3,848	3,083	3,196

Total nonperforming loans	9,061	10,790	12,174	11,703	10,838
Other real estate owned	907	802	1,030	1,047	1,133
Other classified assets	—	4,050	4,050	4,050	6,384
Repossessed assets	—	75	263	206	10

Total nonperforming assets	$9,968	$15,717	$17,517	$17,006	$18,365

UNITED COMMUNITY FINANCIAL CORP.

NON-GAAP DISCLOSURE RECONCILIATION

(Unaudited)

Reconciliation of Average Shareholders’ Equity to Average Tangible Equity:

	At or for the quarters ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	(Dollars in thousands, except per share data)
Average shareholders equity	$311,058	$303,733	$299,284	$295,506	$295,506
Average intangible assets	24,144	24,063	24,175	23,563	23,642

Average tangible equity	$286,914	$279,670	$275,109	$271,943	$271,864

Net income	$9,529	$9,541	$8,556	$4,502	$7,556

Return on tangible equity	13.28%	13.65%	12.44%	6.62%	11.12%

Reconciliation of Fully Taxable Equivalent Net Interest Income to Net Interest Income:

	For the quarters ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	(Dollars in thousands)
Interest income	$27,690	$26,661	$26,050	$24,849	$24,048
Fully taxable equivalent adjustment	84	90	97	221	224

Fully taxable equivalent interest income	27,774	26,751	26,147	25,070	24,272
Interest expense	6,067	5,366	4,517	3,969	3,545

Fully taxable net interest income	$21,707	$21,385	$21,630	$21,101	$20,727

Reconciliation of Coverage Ratio to Coverage Ratio with Fair Value Adjustments Included with Allowance for Loan Losses:

September 30, 2018
(Dollars in thousands)
Allowance for loan losses	$21,332
Fair value adjustments	2,644

23,976

Loans, net	$2,148,942
Add: Allowance for loan losses and fair value adjustment	23,976

Gross loans	$2,172,918

Coverage ratio with the Fair Value adjustments included in Allowance for loan losses	1.10%

Tangible Book Value Per Share:

Tangible book value, per share is defined at shareholders equity minus intangible assets divided by the number of shares outstanding.

	At the quarters ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	(Dollars in thousands, except per share data)
Total shareholders’ equity	$306,043	$301,484	$296,195	$294,265	$291,851
Goodwill	20,221	20,221	20,221	20,221	19,488
Customer list intangible	2,259	1,980	2,030	2,060	2,090
Core deposit intangible	1,686	1,769	1,851	1,934	2,017
Total common shares outstanding	49,922,514	49,904,074	49,882,491	49,800,126	49,758,487
Tangible book value, as reported	$5.65	$5.56	$5.45	$5.41	$5.38